Supplement Dated October 27, 2023 to
the Prospectus dated May 1, 2023 for
Spinnaker® Variable Annuity

Effective November 1, 2023, the address for Symetra Life Insurance Company will be changed. Therefore the following changes are made to the Prospectus.

The third sentence under the third paragraph on the cover page of the prospectus is replaced with the following:

You may request a free copy of the SAI, a paper copy of this prospectus, or a prospectus for any of the underlying Portfolios, by calling us at 1-800-796-3872, writing to us at PO Box 674423, Houston, TX 77267-4423, emailing us at regulatoryreports@symetra.com or visiting us on the Internet at www.symetra.com/regulatoryreports.

The section titled “Inquiries” on the Prospectus Back Cover is replaced with the following:

INQUIRIES
Symetra Life’s principal place of business is located at 777 108th Avenue NE, Suite 1200, Bellevue, Washington 98004. All communications to Symetra Life should be directed as follows:

Account Maintenance: For general correspondence, all written communications, including additional Purchase Payments, and other transactional inquiries, please contact us at:

Symetra Life Insurance Company
PO Box 674423
Houston, TX 77267-4423

We will not deem correspondence, including transactional inquiries and Purchase Payments, sent to any other address as received by us until they are picked up at the address listed above and delivered to our processing office.

For overnight mail:
Symetra Life Insurance Company
14710 John F Kennedy Blvd, Suite 140
Houston, TX 77032-3725

By Phone: 1-800-796-3872

On the Internet: www.symetra.com
www.symetra.com/regulatoryreports

Email: regulatoryreports@symetra.com